UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number: 811-05482

Deutsche High Income Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

 New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

60 Wall Street

New York, NY 10005

(Name and Address of Agent for Service)

Date of fiscal year end:	11/30

Date of reporting period:	5/31/2016

ITEM 1.	REPORT TO STOCKHOLDERS

May 31, 2016

Semiannual Report
to Shareholders

Deutsche High Income Trust

Ticker Symbol: KHI

Contents

3 Performance Summary

4 Important Notice

5 Portfolio Manager

5 Portfolio Summary

8 Investment Portfolio

30 Statement of Assets and Liabilities

31 Statement of Operations

32 Statement of Cash Flows

33 Statement of Changes in Net Assets

34 Financial Highlights

35 Notes to Financial Statements

48 Shareholder Meeting Results

49 Dividend Reinvestment and Cash Purchase Plan

52 Additional Information

54 Privacy Statement

The fund seeks, through a professionally managed, diversified portfolio of income-producing securities, the highest current income obtainable consistent with reasonable risk as determined by the fund's investment advisor, Deutsche Investment Management Americas Inc. (the "Advisor"). As a secondary objective, the fund seeks capital gains where consistent with its primary objective.

Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.

Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality ("junk bonds") and non-rated securities present greater risk of loss than investments in higher-quality securities. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Leverage results in additional risks and can magnify the effect of any gains or losses. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary May 31, 2016 (Unaudited)

Performance is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit deutschefunds.com for the Fund's most recent month-end performance.

Fund specific data and performance are provided for information purposes only and are not intended for trading purposes.

Average Annual Total Returns as of 5/31/16
Deutsche High Income Trust	6-Month‡	1-Year	5-Year	10-Year
Based on Net Asset Value(a)	3.81%	–1.02%	6.59%	7.32%
Based on Market Price(a)	13.22%	7.38%	3.11%	4.85%
Credit Suisse High Yield Index(b)	4.74%	–1.67%	5.17%	6.93%
Morningstar Closed-End High Yield Bond Funds Category (based on Net Asset Value)(c)	3.58%	–2.69%	6.03%	6.36%

‡ Total returns shown for periods less than one year are not annualized.

(a) Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market price reflects changes in market price. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares traded during the period. Expenses of the Fund include management fee, interest expense and other Fund expenses. Total returns shown take into account these fees and expenses. The annualized expense ratio of the Fund for the six months ended May 31, 2016 was 1.86% (1.23% excluding interest expense).

(b) Credit Suisse High Yield Index is an unmanaged, unleveraged, trader-priced portfolio constructed to mirror the global high-yield debt market. Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

(c) Morningstar's Closed-End High Yield Bond Funds category represents high-yield bond portfolios that concentrate on lower-quality bonds, which are riskier than those of higher-quality companies. These portfolios generally offer higher yields than other types of portfolios, but they are also more vulnerable to economic and credit risk. These portfolios primarily invest in U.S. high-income debt securities where at least 65% or more of bond assets are not rated or are rated by a major agency such as Standard & Poor's or Moody's at the level of BB (considered speculative for taxable bonds) and below. Morningstar figures represent the average of the total returns based on net asset value reported by all of the closed-end funds designated by Morningstar, Inc. as falling into the Closed-End High Yield Bond Funds category. Category returns assume reinvestment of all distributions. It is not possible to invest directly in a Morningstar category.

Net Asset Value and Market Price
	As of 5/31/16	As of 11/30/15
Net Asset Value	$ 9.06	$ 9.04
Market Price	$ 8.81	$ 8.06

Prices and net asset value fluctuate and are not guaranteed.

Distribution Information
Six Months as of 5/31/16: Income Dividends	$ .30
May Income Dividend	$ .046
Current Annualized Distribution Rate (Based on Net Asset Value) as of 5/31/16†	6.09%
Current Annualized Distribution Rate (Based on Market Price) as of 5/31/16†	6.27%

† Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value/market price on May 31, 2016. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Distribution rates are historical, not guaranteed and will fluctuate. Distributions do not include return of capital or other non-income sources.

Important Notice

On February 26, 2016, the Board of Trustees approved the termination of the Fund, pursuant to which the Fund will make a liquidating distribution to shareholders no later than November 30, 2016.

Portfolio Manager

Gary Russell, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2006.

— Joined Deutsche Asset Management in 1996. Served as the head of the High Yield group in Europe and as an Emerging Markets portfolio manager.

— Prior to that, he spent four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, he served as an officer in the US Army from 1988 to 1991.

— Head of US High Yield Bonds: New York.

— BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

Thomas R. Bouchard, Director

Portfolio Manager of the fund. Began managing the fund in 2016.

— Joined Deutsche Asset Management in 2006 with six years of industry experience. Prior to joining, served as a High Yield Investment Analyst at Flagship Capital Management. He also served as an officer in the US Army from 1989 to 1997.

— Portfolio Manager for High Yield Strategies: New York.

— BS, University of Wisconsin — Madison; MBA in Finance, Boston College; MA in Strategic Studies from US Army War College.

Portfolio Summary (Unaudited)

Investment Portfolio as of May 31, 2016 (Unaudited)

		Principal Amount ($)(a)	Value ($)

Corporate Bonds 122.4%
Consumer Discretionary 37.7%
1011778 B.C. Unlimited Liability Co., 144A, 4.625%, 1/15/2022		170,000	173,613
Ally Financial, Inc.:
3.25%, 2/13/2018		1,125,000	1,122,187
3.25%, 11/5/2018		620,000	617,675
3.5%, 1/27/2019		885,000	882,787
4.125%, 3/30/2020		370,000	371,850
4.25%, 4/15/2021		615,000	616,537
5.75%, 11/20/2025		760,000	769,500
Altice Financing SA:
144A, 6.5%, 1/15/2022		200,000	203,500
144A, 7.5%, 5/15/2026		795,000	793,012
Altice Finco SA, 144A, 9.875%, 12/15/2020		245,000	265,213
Altice U.S. Finance I Corp., 144A, 5.5%, 5/15/2026		795,000	810,900
AMC Entertainment, Inc., 5.875%, 2/15/2022		260,000	262,600
AMC Networks, Inc., 5.0%, 4/1/2024		680,000	681,700
AmeriGas Finance LLC:
6.75%, 5/20/2020		545,000	563,394
7.0%, 5/20/2022		415,000	437,306
APX Group, Inc., 6.375%, 12/1/2019		220,000	217,800
Asbury Automotive Group, Inc., 6.0%, 12/15/2024		1,225,000	1,249,500
Ashtead Capital, Inc., 144A, 6.5%, 7/15/2022		350,000	366,625
Avis Budget Car Rental LLC:
144A, 5.25%, 3/15/2025		585,000	513,337
5.5%, 4/1/2023		800,000	742,000
Beacon Roofing Supply, Inc., 6.375%, 10/1/2023		245,000	259,700
Boyd Gaming Corp., 6.875%, 5/15/2023		200,000	209,700
CalAtlantic Group, Inc., 5.25%, 6/1/2026		1,162,000	1,146,749
Caleres, Inc., 6.25%, 8/15/2023		165,000	168,300
CCO Holdings LLC:
144A, 5.125%, 5/1/2023		525,000	531,562
144A, 5.5%, 5/1/2026		2,015,000	2,035,150
144A, 5.875%, 4/1/2024		400,000	417,000
144A, 5.875%, 5/1/2027		660,000	675,675
Cequel Communications Holdings I LLC:
144A, 5.125%, 12/15/2021		710,000	678,050
144A, 6.375%, 9/15/2020		820,000	834,768
Churchill Downs, Inc., 144A, 5.375%, 12/15/2021		197,000	202,910
Clear Channel Worldwide Holdings, Inc.:
Series A, 6.5%, 11/15/2022		270,000	263,250
Series B, 6.5%, 11/15/2022		390,000	391,463
Series B, 7.625%, 3/15/2020		455,000	436,800
Series A, 7.625%, 3/15/2020		65,000	59,800
CSC Holdings LLC:
5.25%, 6/1/2024		295,000	265,500
6.75%, 11/15/2021		1,000,000	1,028,000
Dana Financing Luxembourg Sarl, 144A, 6.5%, 6/1/2026		625,000	623,437
Dana Holding Corp., 5.5%, 12/15/2024		245,000	235,813
Delphi Corp., 5.0%, 2/15/2023		305,000	323,300
DISH DBS Corp.:
4.625%, 7/15/2017		190,000	194,513
5.125%, 5/1/2020		1,400,000	1,419,250
6.75%, 6/1/2021		80,000	82,864
Dollar Tree, Inc.:
144A, 5.25%, 3/1/2020		1,340,000	1,396,950
144A, 5.75%, 3/1/2023		420,000	443,625
Fiat Chrysler Automobiles NV:
4.5%, 4/15/2020		470,000	474,700
5.25%, 4/15/2023		723,000	719,385
Global Partners LP, 7.0%, 6/15/2023		320,000	261,600
GLP Capital LP:
4.375%, 4/15/2021		165,000	169,125
5.375%, 4/15/2026		530,000	552,525
Goodyear Tire & Rubber Co.:
5.0%, 5/31/2026		965,000	975,856
5.125%, 11/15/2023		230,000	235,175
Group 1 Automotive, Inc.:
5.0%, 6/1/2022		560,000	557,200
144A, 5.25%, 12/15/2023		795,000	783,075
Hanesbrands, Inc., 144A, 4.625%, 5/15/2024		420,000	420,000
HD Supply, Inc.:
144A, 5.25%, 12/15/2021		370,000	389,425
144A, 5.75%, 4/15/2024		200,000	208,000
7.5%, 7/15/2020		130,000	137,150
Hot Topic, Inc., 144A, 9.25%, 6/15/2021		175,000	176,313
Jaguar Land Rover Automotive PLC, 144A, 3.5%, 3/15/2020		1,275,000	1,287,750
L Brands, Inc., 7.0%, 5/1/2020		185,000	209,050
Lennar Corp., 4.75%, 11/15/2022		585,000	580,612
Live Nation Entertainment, Inc.:
144A, 5.375%, 6/15/2022		60,000	62,100
144A, 7.0%, 9/1/2020		410,000	430,135
MDC Partners, Inc., 144A, 6.5%, 5/1/2024		140,000	135,450
Mediacom Broadband LLC:
5.5%, 4/15/2021		65,000	66,950
6.375%, 4/1/2023		465,000	482,437
Mediacom LLC, 7.25%, 2/15/2022		125,000	132,188
MGM Growth Properties Operating Partnership LP, 144A, 5.625%, 5/1/2024		400,000	420,000
NCL Corp., Ltd., 144A, 4.625%, 11/15/2020		335,000	341,700
Neptune Finco Corp.:
144A, 6.625%, 10/15/2025		200,000	213,602
144A, 10.125%, 1/15/2023		800,000	896,000
144A, 10.875%, 10/15/2025		825,000	938,437
Nielsen Finance LLC, 144A, 5.0%, 4/15/2022		185,000	189,163
Numericable-SFR:
144A, 6.0%, 5/15/2022		920,000	915,860
144A, 7.375%, 5/1/2026		995,000	1,003,706
Penske Automotive Group, Inc.:
5.375%, 12/1/2024		885,000	885,000
5.5%, 5/15/2026		370,000	367,225
Quebecor Media, Inc., 5.75%, 1/15/2023		220,000	225,500
Sabre GLBL, Inc.:
144A, 5.25%, 11/15/2023		75,000	76,594
144A, 5.375%, 4/15/2023		30,000	30,675
Sally Holdings LLC, 5.625%, 12/1/2025		570,000	596,362
Schaeffler Finance BV, 144A, 4.75%, 5/15/2023		475,000	486,578
Seminole Hard Rock Entertainment, Inc., 144A, 5.875%, 5/15/2021		140,000	141,400
Serta Simmons Bedding LLC, 144A, 8.125%, 10/1/2020		125,000	131,875
Sirius XM Radio, Inc.:
144A, 5.375%, 7/15/2026		565,000	562,175
144A, 5.875%, 10/1/2020		250,000	258,438
Spectrum Brands, Inc., 5.75%, 7/15/2025		165,000	172,425
Springs Industries, Inc., 6.25%, 6/1/2021		340,000	344,250
Starz LLC, 5.0%, 9/15/2019		175,000	178,063
Suburban Propane Partners LP, 5.75%, 3/1/2025		180,000	176,850
Toll Brothers Finance Corp., 4.875%, 11/15/2025		375,000	379,688
TRI Pointe Group, Inc.:
4.375%, 6/15/2019		175,000	175,000
4.875%, 7/1/2021		1,525,000	1,526,906
Unitymedia Hessen GmbH & Co., KG, 144A, 5.5%, 1/15/2023		1,020,000	1,051,875
UPCB Finance IV Ltd., 144A, 5.375%, 1/15/2025		1,295,000	1,319,955
UPCB Finance V Ltd., 144A, 7.25%, 11/15/2021		49,500	52,099
UPCB Finance VI Ltd., 144A, 6.875%, 1/15/2022		378,000	398,790
Viking Cruises Ltd.:
144A, 6.25%, 5/15/2025		330,000	259,875
144A, 8.5%, 10/15/2022		220,000	195,800
Virgin Media Secured Finance PLC:
144A, 5.25%, 1/15/2026		625,000	625,000
144A, 5.5%, 8/15/2026		370,000	373,700
Ziggo Bond Finance BV, 144A, 5.875%, 1/15/2025		215,000	212,850
			51,554,782
Consumer Staples 3.7%
Aramark Services, Inc.:
144A, 4.75%, 6/1/2026		1,175,000	1,169,125
5.125%, 1/15/2024		235,000	243,813
Cott Beverages, Inc.:
5.375%, 7/1/2022		535,000	537,006
6.75%, 1/1/2020		245,000	256,025
FAGE Dairy Industry SA, 144A, 9.875%, 2/1/2020		395,000	409,812
JBS Investments GmbH, 144A, 7.25%, 4/3/2024		305,000	311,862
JBS U.S.A. LLC:
144A, 5.75%, 6/15/2025		260,000	248,300
144A, 7.25%, 6/1/2021		630,000	648,900
Performance Food Group, Inc., 144A, 5.5%, 6/1/2024		275,000	278,438
Pilgrim's Pride Corp., 144A, 5.75%, 3/15/2025		245,000	246,992
Pinnacle Foods Finance LLC, 144A, 5.875%, 1/15/2024		70,000	73,500
Post Holdings, Inc., 144A, 6.75%, 12/1/2021		115,000	121,325
Smithfield Foods, Inc., 6.625%, 8/15/2022		11,000	11,550
The WhiteWave Foods Co., 5.375%, 10/1/2022		495,000	529,031
			5,085,679
Energy 8.5%
Antero Resources Corp.:
5.125%, 12/1/2022		430,000	411,725
5.375%, 11/1/2021		315,000	307,125
5.625%, 6/1/2023		250,000	243,750
Blue Racer Midstream LLC, 144A, 6.125%, 11/15/2022		275,000	247,500
Carrizo Oil & Gas, Inc., 6.25%, 4/15/2023		330,000	322,575
Cheniere Corpus Christi Holdings LLC, 144A, 7.0%, 6/30/2024		510,000	522,750
Concho Resources, Inc., 5.5%, 4/1/2023		690,000	690,000
Continental Resources, Inc.:
4.5%, 4/15/2023		200,000	182,125
5.0%, 9/15/2022		1,630,000	1,540,350
Crestwood Midstream Partners LP, 144A, 6.25%, 4/1/2023		120,000	112,200
DCP Midstream Operating LP, 2.7%, 4/1/2019		500,000	468,276
Gulfport Energy Corp., 6.625%, 5/1/2023		130,000	127,725
Hilcorp Energy I LP:
144A, 5.0%, 12/1/2024		225,000	213,750
144A, 5.75%, 10/1/2025		465,000	448,725
Holly Energy Partners LP, 6.5%, 3/1/2020		125,000	126,250
Kinder Morgan Finance Co., LLC, 144A, 6.0%, 1/15/2018		450,000	473,242
Laredo Petroleum, Inc., 6.25%, 3/15/2023		370,000	349,650
Memorial Resource Development Corp., 5.875%, 7/1/2022		225,000	224,156
Newfield Exploration Co.:
5.375%, 1/1/2026		190,000	185,309
5.75%, 1/30/2022		225,000	226,688
Oasis Petroleum, Inc.:
6.875%, 3/15/2022		150,000	138,000
6.875%, 1/15/2023		90,000	81,225
Range Resources Corp., 4.875%, 5/15/2025		515,000	486,675
Rice Energy, Inc., 7.25%, 5/1/2023		60,000	60,600
RSP Permian, Inc., 6.625%, 10/1/2022		365,000	376,862
Sabine Pass Liquefaction LLC:
5.625%, 2/1/2021		740,000	755,725
5.625%, 3/1/2025		310,000	310,000
Sunoco LP:
144A, 5.5%, 8/1/2020		195,000	193,538
144A, 6.375%, 4/1/2023		185,000	183,150
Tesoro Corp., 4.25%, 10/1/2017		235,000	240,287
Tesoro Logistics LP:
6.125%, 10/15/2021		120,000	123,900
6.375%, 5/1/2024		290,000	298,700
Whiting Petroleum Corp., 6.25%, 4/1/2023		315,000	259,875
WPX Energy, Inc., 7.5%, 8/1/2020		630,000	617,400
			11,549,808
Financials 7.8%
AerCap Aviation Solutions BV, 6.375%, 5/30/2017		790,000	816,662
AerCap Ireland Capital Ltd.:
3.95%, 2/1/2022		400,000	399,600
4.625%, 10/30/2020		535,000	553,725
5.0%, 10/1/2021		155,000	162,363
Alliance Data Systems Corp., 144A, 5.25%, 12/1/2017		270,000	274,050
CIT Group, Inc.:
3.875%, 2/19/2019		1,310,000	1,316,144
5.25%, 3/15/2018		645,000	665,962
CNO Financial Group, Inc.:
4.5%, 5/30/2020		95,000	98,088
5.25%, 5/30/2025		200,000	206,000
E*TRADE Financial Corp.:
4.625%, 9/15/2023		245,000	245,613
5.375%, 11/15/2022		225,000	235,125
Equinix, Inc.:
(REIT), 5.375%, 1/1/2022		300,000	309,000
(REIT), 5.375%, 4/1/2023		765,000	786,994
(REIT), 5.75%, 1/1/2025		225,000	234,000
(REIT), 5.875%, 1/15/2026		195,000	203,288
International Lease Finance Corp.:
3.875%, 4/15/2018		805,000	817,075
6.25%, 5/15/2019		345,000	372,600
Lincoln Finance Ltd., 144A, 7.375%, 4/15/2021		150,000	160,500
Morgan Stanley, Series H, 5.45%, 7/29/2049		185,000	179,161
MPT Operating Partnership LP:
(REIT), 6.375%, 2/15/2022		335,000	350,949
(REIT), 6.375%, 3/1/2024		400,000	428,000
(REIT), 6.875%, 5/1/2021		305,000	316,672
Neuberger Berman Group LLC, 144A, 5.875%, 3/15/2022		310,000	322,787
Seminole Tribe of Florida, Inc., 144A, 7.804%, 10/1/2020		260,000	270,400
The Goldman Sachs Group, Inc., Series L, 5.7%, 12/29/2049		310,000	308,837
VEREIT Operating Partnership LP:
(REIT), 4.125%, 6/1/2021 (b)		470,000	474,700
(REIT), 4.875%, 6/1/2026 (b)		175,000	178,719
			10,687,014
Health Care 11.9%
Alere, Inc., 144A, 6.375%, 7/1/2023		255,000	265,934
Community Health Systems, Inc.:
5.125%, 8/15/2018		691,000	703,860
5.125%, 8/1/2021		65,000	64,919
7.125%, 7/15/2020		765,000	709,537
Concordia Healthcare Corp., 144A, 7.0%, 4/15/2023		130,000	120,738
Endo Finance LLC:
144A, 5.75%, 1/15/2022		260,000	233,350
144A, 5.875%, 1/15/2023		265,000	228,563
Endo Ltd.:
144A, 6.0%, 7/15/2023		280,000	245,115
144A, 6.0%, 2/1/2025		185,000	160,488
Fresenius Medical Care U.S. Finance II, Inc.:
144A, 5.625%, 7/31/2019		250,000	269,063
144A, 6.5%, 9/15/2018		125,000	135,625
Fresenius Medical Care U.S. Finance, Inc., 144A, 5.75%, 2/15/2021		190,000	210,900
HCA, Inc.:
5.25%, 6/15/2026		645,000	662,737
5.875%, 2/15/2026		820,000	848,700
6.5%, 2/15/2020		3,645,000	4,009,500
7.5%, 2/15/2022		460,000	521,525
Hologic, Inc., 144A, 5.25%, 7/15/2022		130,000	136,013
IMS Health, Inc., 144A, 6.0%, 11/1/2020		275,000	281,627
LifePoint Health, Inc.:
144A, 5.375%, 5/1/2024		120,000	120,450
5.5%, 12/1/2021		325,000	338,000
5.875%, 12/1/2023		325,000	335,562
Mallinckrodt International Finance SA:
144A, 4.875%, 4/15/2020		110,000	106,700
144A, 5.625%, 10/15/2023		205,000	192,700
Tenet Healthcare Corp.:
144A, 4.134%**, 6/15/2020		245,000	243,775
6.25%, 11/1/2018		2,000,000	2,115,000
Valeant Pharmaceuticals International, Inc.:
144A, 5.375%, 3/15/2020		465,000	410,362
144A, 5.875%, 5/15/2023		430,000	362,275
144A, 6.125%, 4/15/2025		1,310,000	1,095,487
144A, 7.5%, 7/15/2021		1,235,000	1,117,675
			16,246,180
Industrials 11.8%
ADT Corp.:
3.5%, 7/15/2022		175,000	160,563
5.25%, 3/15/2020		405,000	426,769
6.25%, 10/15/2021		550,000	576,125
Aerojet Rocketdyne Holdings, Inc., 7.125%, 3/15/2021		470,000	494,675
Allegion PLC, 5.875%, 9/15/2023		130,000	137,475
Artesyn Embedded Technologies, Inc., 144A, 9.75%, 10/15/2020		310,000	272,025
Belden, Inc., 144A, 5.5%, 9/1/2022		380,000	383,800
Bombardier, Inc.:
144A, 5.75%, 3/15/2022		375,000	318,750
144A, 6.0%, 10/15/2022		305,000	260,775
144A, 7.75%, 3/15/2020		1,365,000	1,358,175
Casella Waste Systems, Inc., 7.75%, 2/15/2019		415,000	423,819
CNH Industrial Capital LLC, 3.25%, 2/1/2017		1,030,000	1,035,150
Covanta Holding Corp., 5.875%, 3/1/2024		260,000	258,700
CTP Transportation Products LLC, 144A, 8.25%, 12/15/2019		325,000	313,625
DigitalGlobe, Inc., 144A, 5.25%, 2/1/2021		155,000	142,213
DR Horton, Inc., 4.0%, 2/15/2020		120,000	123,900
EnerSys, 144A, 5.0%, 4/30/2023		65,000	64,594
Florida East Coast Holdings Corp., 144A, 6.75%, 5/1/2019		115,000	114,425
FTI Consulting, Inc., 6.0%, 11/15/2022		220,000	232,100
Garda World Security Corp., 144A, 7.25%, 11/15/2021		340,000	276,250
Gates Global LLC, 144A, 6.0%, 7/15/2022		225,000	197,381
Huntington Ingalls Industries, Inc.:
144A, 5.0%, 12/15/2021		530,000	557,825
144A, 5.0%, 11/15/2025		231,000	242,550
Manitowoc Foodservice, Inc., 144A, 9.5%, 2/15/2024		159,000	174,900
Masonite International Corp., 144A, 5.625%, 3/15/2023		270,000	282,150
Meritor, Inc.:
6.25%, 2/15/2024		255,000	222,487
6.75%, 6/15/2021		615,000	576,562
Moog, Inc., 144A, 5.25%, 12/1/2022		220,000	223,575
Nortek, Inc., 8.5%, 4/15/2021		235,000	245,281
OPE KAG Finance Sub, Inc., 144A, 7.875%, 7/31/2023		325,000	326,625
Oshkosh Corp.:
5.375%, 3/1/2022		195,000	201,338
5.375%, 3/1/2025		30,000	30,825
Ply Gem Industries, Inc., 6.5% , 2/1/2022		510,000	504,675
Prime Security Services Borrower LLC, 144A, 9.25%, 5/15/2023		40,000	41,700
SBA Communications Corp., 5.625%, 10/1/2019		215,000	222,794
Spirit AeroSystems, Inc., 5.25%, 3/15/2022		340,000	358,700
Summit Materials LLC:
6.125%, 7/15/2023		385,000	386,925
144A, 8.5%, 4/15/2022		160,000	170,400
Titan International, Inc., 6.875%, 10/1/2020		210,000	176,925
TransDigm, Inc., 144A, 6.375%, 6/15/2026 (b)		315,000	315,394
Triumph Group, Inc., 5.25%, 6/1/2022		150,000	137,250
United Rentals North America, Inc.:
4.625%, 7/15/2023		210,000	208,425
6.125%, 6/15/2023		30,000	30,975
7.375%, 5/15/2020		397,000	412,880
7.625%, 4/15/2022		350,000	372,312
USG Corp., 144A, 5.5%, 3/1/2025		15,000	15,938
XPO Logistics, Inc., 144A, 6.5%, 6/15/2022		310,000	297,600
ZF North America Capital, Inc.:
144A, 4.0%, 4/29/2020		547,000	565,461
144A, 4.5%, 4/29/2022		715,000	718,932
144A, 4.75%, 4/29/2025		570,000	570,000
			16,162,693
Information Technology 7.6%
Activision Blizzard, Inc., 144A, 5.625%, 9/15/2021		1,045,000	1,097,250
CDW LLC:
5.5%, 12/1/2024		445,000	457,237
6.0%, 8/15/2022		1,230,000	1,291,500
Denali International LLC, 144A, 5.625%, 10/15/2020		365,000	383,797
Diamond 1 Finance Corp.:
144A, 4.42%, 6/15/2021 (b)		785,000	800,675
144A, 6.02%, 6/15/2026 (b)		505,000	510,496
EarthLink Holdings Corp., 7.375%, 6/1/2020		285,000	299,606
First Data Corp.:
144A, 6.75%, 11/1/2020		1,453,000	1,529,282
144A, 7.0%, 12/1/2023		385,000	390,294
Freescale Semiconductor, Inc., 144A, 6.0%, 1/15/2022		325,000	344,728
Match Group, Inc., 144A, 6.375%, 6/1/2024 (b)		195,000	198,900
Micron Technology, Inc.:
144A, 5.25%, 8/1/2023		305,000	258,488
144A, 7.5%, 9/15/2023		640,000	672,000
NCR Corp.:
5.875%, 12/15/2021		65,000	65,975
6.375%, 12/15/2023		165,000	167,604
NXP BV:
144A, 3.75%, 6/1/2018		720,000	737,100
144A, 4.125%, 6/1/2021		225,000	226,688
144A, 4.625%, 6/1/2023		325,000	326,628
Riverbed Technology, Inc., 144A, 8.875%, 3/1/2023		185,000	190,550
Sanmina Corp., 144A, 4.375%, 6/1/2019		30,000	30,600
Western Digital Corp.:
144A, 7.375%, 4/1/2023		170,000	176,800
144A, 10.5%, 4/1/2024		280,000	289,800
			10,445,998
Materials 13.5%
ArcelorMittal, 5.125%, 6/1/2020		85,000	86,275
Ardagh Packaging Finance PLC:
144A, 3.634%**, 12/15/2019		390,000	390,975
144A, 6.75%, 1/31/2021		410,000	413,075
Ashland, Inc., 4.75%, 8/15/2022		1,000,000	1,011,600
Ball Corp.:
4.375%, 12/15/2020		160,000	167,200
5.25%, 7/1/2025		325,000	338,406
Berry Plastics Corp., 5.5%, 5/15/2022		505,000	518,887
Cascades, Inc., 144A, 5.5%, 7/15/2022		175,000	170,625
Chemours Co.:
6.625%, 5/15/2023		250,000	224,375
7.0%, 5/15/2025		110,000	96,456
Clearwater Paper Corp., 144A, 5.375%, 2/1/2025		240,000	239,400
Constellium NV, 144A, 7.875%, 4/1/2021		970,000	984,550
Coveris Holding Corp., 144A, 10.0%, 6/1/2018		245,000	248,675
Coveris Holdings SA, 144A, 7.875%, 11/1/2019		390,000	382,200
First Quantum Minerals Ltd., 144A, 7.0%, 2/15/2021		471,000	371,796
Freeport-McMoRan, Inc.:
2.3%, 11/14/2017		900,000	877,500
2.375%, 3/15/2018		1,375,000	1,333,750
Greif, Inc., 7.75%, 8/1/2019		110,000	123,063
Hexion, Inc., 6.625%, 4/15/2020		323,000	274,550
Huntsman International LLC, 5.125%, 4/15/2021	EUR	225,000	257,732
Kaiser Aluminum Corp.:
144A, 5.875%, 5/15/2024		5,000	5,132
8.25%, 6/1/2020		300,000	312,375
Novelis, Inc., 8.75%, 12/15/2020		1,330,000	1,379,875
Perstorp Holding AB, 144A, 8.75%, 5/15/2017		200,000	200,000
Plastipak Holdings, Inc., 144A, 6.5%, 10/1/2021		310,000	318,138
Platform Specialty Products Corp.:
144A, 6.5%, 2/1/2022		280,000	248,675
144A, 10.375%, 5/1/2021		250,000	255,000
Reynolds Group Issuer, Inc.:
5.75%, 10/15/2020		2,690,000	2,774,062
6.875%, 2/15/2021		580,000	601,750
Sealed Air Corp.:
144A, 4.875%, 12/1/2022		145,000	148,263
144A, 5.125%, 12/1/2024		75,000	77,063
Teck Resources Ltd.:
2.5%, 2/1/2018		2,100,000	2,115,750
144A, 8.0%, 6/1/2021 (b)		515,000	525,300
144A, 8.5%, 6/1/2024 (b)		60,000	61,500
Tronox Finance LLC:
6.375%, 8/15/2020		240,000	184,800
144A, 7.5%, 3/15/2022		300,000	223,500
United States Steel Corp., 144A, 8.375%, 7/1/2021		335,000	345,887
WR Grace & Co-Conn:
144A, 5.125%, 10/1/2021		120,000	124,424
144A, 5.625%, 10/1/2024		60,000	63,450
			18,476,034
Telecommunication Services 17.0%
CenturyLink, Inc.:
Series V, 5.625%, 4/1/2020		110,000	112,750
Series T, 5.8%, 3/15/2022		440,000	424,600
Series S, 6.45%, 6/15/2021		610,000	619,150
Series W, 6.75%, 12/1/2023		625,000	609,375
Series Y, 7.5%, 4/1/2024		630,000	623,306
CommScope, Inc.:
144A, 4.375%, 6/15/2020		165,000	169,950
144A, 5.0%, 6/15/2021		305,000	309,575
CyrusOne LP, 6.375%, 11/15/2022		405,000	429,300
Digicel Group Ltd.:
144A, 7.125%, 4/1/2022		315,000	242,960
144A, 8.25%, 9/30/2020		1,337,000	1,159,847
Digicel Ltd.:
144A, 6.75%, 3/1/2023		470,000	413,600
144A, 7.0%, 2/15/2020		200,000	185,500
Frontier Communications Corp.:
6.25%, 9/15/2021		185,000	172,513
7.125%, 1/15/2023		620,000	553,350
8.25%, 4/15/2017		357,000	375,743
8.5%, 4/15/2020		610,000	645,837
144A, 10.5%, 9/15/2022		835,000	869,444
Hughes Satellite Systems Corp., 7.625%, 6/15/2021		245,000	265,213
Intelsat Jackson Holdings SA, 144A, 8.0%, 2/15/2024		750,000	764,062
Level 3 Financing, Inc.:
144A, 5.25%, 3/15/2026		290,000	289,275
5.375%, 8/15/2022		1,340,000	1,360,100
5.375%, 1/15/2024		230,000	234,071
5.375%, 5/1/2025		265,000	269,691
6.125%, 1/15/2021		1,340,000	1,400,300
Millicom International Cellular SA, 144A, 4.75%, 5/22/2020		370,000	358,900
Plantronics, Inc., 144A, 5.5%, 5/31/2023		130,000	129,350
Sprint Communications, Inc., 144A, 7.0%, 3/1/2020		295,000	304,437
Sprint Corp., 7.125%, 6/15/2024		1,395,000	1,049,737
T-Mobile U.S.A., Inc.:
6.0%, 4/15/2024		1,280,000	1,333,888
6.125%, 1/15/2022		130,000	137,150
6.375%, 3/1/2025		661,000	692,397
6.464%, 4/28/2019		395,000	401,666
6.5%, 1/15/2026		20,000	21,150
6.625%, 11/15/2020		260,000	268,502
6.625%, 4/1/2023		1,900,000	2,014,000
Telesat Canada, 144A, 6.0%, 5/15/2017		2,560,000	2,560,000
Wind Acquisition Finance SA, 144A, 6.5%, 4/30/2020		225,000	231,188
Windstream Services LLC, 7.75%, 10/15/2020		70,000	65,450
Zayo Group LLC:
6.0%, 4/1/2023		515,000	529,162
6.375%, 5/15/2025		571,000	593,840
			23,190,329
Utilities 2.9%
Calpine Corp.:
5.375%, 1/15/2023		290,000	283,385
5.75%, 1/15/2025		290,000	280,575
DPL, Inc., 6.5%, 10/15/2016		106,000	107,590
Dynegy, Inc.:
7.375%, 11/1/2022		320,000	308,800
7.625%, 11/1/2024		580,000	556,800
Energy Future Holdings Corp., Series Q, 6.5%, 11/15/2024*		300,000	165,000
NGL Energy Partners LP, 5.125%, 7/15/2019		230,000	207,000
NRG Energy, Inc.:
6.25%, 5/1/2024		1,255,000	1,220,096
144A, 7.25%, 5/15/2026		625,000	623,437
7.875%, 5/15/2021		160,000	166,000
Talen Energy Supply LLC, 144A, 4.625%, 7/15/2019		115,000	105,800
			4,024,483
Total Corporate Bonds (Cost $167,221,179)			167,423,000

Government & Agency Obligation 0.6%
Other Government Related (c)
VTB Bank OJSC, 144A, 6.315%, 2/22/2018 (Cost $750,000)		750,000	787,410

Loan Participations and Assignments 15.5%
Senior Loans**
Consumer Discretionary 3.7%
Avis Budget Car Rental LLC, Term Loan, 3.25%, 3/15/2022		614,171	615,706
CSC Holdings, Inc., Term Loan B, 2.955%, 4/17/2020		2,396,355	2,418,078
Goodyear Tire & Rubber Co., Second Lien Term Loan, 3.75%, 4/30/2019		1,195,000	1,198,920
Quebecor Media, Inc., Term Loan B1, 3.25%, 8/17/2020		889,838	886,501
			5,119,205
Consumer Staples 1.1%
Albertson's LLC, Term Loan B2, 5.5%, 3/21/2019		926,611	928,673
Pinnacle Foods Finance LLC, Term Loan G, 3.25%, 4/29/2020		294,032	294,767
Vogue International, Inc., Term Loan, 5.75%, 2/14/2020		279,300	280,871
			1,504,311
Financials 0.0%
Alliance Mortgage Cycle Loan, Term Loan A, 9.5%, 6/15/2010*		466,667	0
Health Care 2.1%
AmSurg Corp., First Lien Term Loan B, 3.5%, 7/16/2021		348,788	350,123
Community Health Systems, Inc.:
Term Loan G, 3.75%, 12/31/2019		131,141	128,797
Term Loan H, 4.0%, 1/27/2021		241,295	238,115
DaVita HealthCare Partners, Inc., Term Loan B, 3.5%, 6/24/2021		579,675	585,037
Valeant Pharmaceuticals International, Inc.:
Term Loan B, 4.5%, 2/13/2019		864,613	855,967
Term Loan B, 4.75%, 12/11/2019		733,226	725,710
			2,883,749
Industrials 1.8%
BE Aerospace, Inc., Term Loan B, 4.0%, 12/16/2021		281,455	283,319
Hertz Corp., Term Loan B, 3.75%, 3/11/2018		447,686	448,421
Ply Gem Industries, Inc., Term Loan, 4.0%, 2/1/2021		354,991	355,509
TransDigm, Inc., Term Loan C, 3.75%, 2/28/2020		1,344,065	1,347,150
			2,434,399
Information Technology 0.9%
First Data Corp., Term Loan, 4.443%, 3/24/2021		1,215,000	1,222,090
Materials 2.5%
American Rock Salt Holdings LLC, First Lien Term Loan, 4.75%, 5/20/2021		1,321,463	1,265,029
Axalta Coating Systems U.S. Holdings, Inc., Term Loan, 3.75%, 2/1/2020		1,039,206	1,043,175
Berry Plastics Holding Corp., Term Loan D, 3.5%, 2/8/2020		972,431	974,488
PolyOne Corp., Term Loan B, 3.75%, 11/11/2022		169,575	170,529
			3,453,221
Telecommunication Services 1.2%
DigitalGlobe, Inc., Term Loan B, 4.75%, 1/31/2020		38,800	39,152
Level 3 Financing, Inc.:
Term Loan B2, 3.5%, 5/31/2022		560,000	560,582
Term Loan B, 4.0%, 1/15/2020		1,020,000	1,025,100
			1,624,834
Utilities 2.2%
Calpine Corp., Term Loan B5, 3.5%, 5/27/2022		2,084,250	2,073,099
NRG Energy, Inc., Term Loan B, 2.75%, 7/2/2018		945,750	946,464
			3,019,563
Total Loan Participations and Assignments (Cost $21,712,959)			21,261,372

Convertible Bond 0.6%
Materials
GEO Specialty Chemicals, Inc., 144A, 7.5% Cash, 7.5% PIK, 10/30/2018 (Cost $798,769)		806,319	804,868

	Shares	Value ($)

Common Stocks 0.0%
Consumer Discretionary 0.0%
Dawn Holdings, Inc.* (d)	12	25,989
Industrials 0.0%
Congoleum Corp.*	14,300	0
Quad Graphics, Inc.	186	3,573
		3,573
Materials 0.0%
GEO Specialty Chemicals, Inc.*	85,760	30,882
GEO Specialty Chemicals, Inc. 144A*	1,283	462
		31,344
Total Common Stocks (Cost $198,936)		60,906

Warrant 0.0%
Materials
Hercules Trust II, Expiration Date 3/31/2029* (Cost $124,997)	775	4,084

Cash Equivalents 1.5%
Deutsche Central Cash Management Government Fund, 0.39% (e) (Cost $2,009,963)	2,009,963	2,009,963

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $192,816,803)†	140.6	192,351,603
Other Assets and Liabilities, Net	(0.8)	(1,027,073)
Notes Payable	(39.8)	(54,500,000)
Net Assets	100.0	136,824,530

The following table represents bonds and senior loans that are in default:

Security	Coupon	Maturity Date	Principal Amount		Cost ($)	Value ($)
Alliance Mortgage Cycle Loan*	9.5%	6/15/2020	USD	466,667	467,631	0
Energy Future Holdings Corp.*	6.5%	11/15/2024	USD	300,000	187,150	165,000
					654,781	165,000

* Non-income producing security.

** Floating rate securities’ yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of May 31, 2016.

† The cost for federal income tax purposes was $193,396,864. At May 31, 2016, net unrealized depreciation for all securities based on tax cost was $1,045,261. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $3,815,979 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $4,861,240.

(a) Principal amount stated in U.S. dollars unless otherwise noted.

(b) When-issued security.

(c) Government-backed debt issued by financial companies or government-sponsored enterprises.

(d) The Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The Fund may be unable to sell a restricted security and it may be more difficult to determine a market value for a restricted security. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund. The future value of these securities is uncertain and there may be changes in the estimated value of these securities.

Schedule of Restricted Securities	Acquisition Date	Cost ($)	Value ($)	Value as % of Net Assets
Dawn Holdings, Inc.*	August 2013	43,975	25,989.02

(e) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

OJSC: Open Joint Stock Company

PIK: Denotes that all or a portion of the income is paid in-kind in the form of additional principal.

REIT: Real Estate Investment Trust

As of May 31, 2016, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
EUR	233,167	USD	260,113	6/30/2016	379	Merrill Lynch & Co., Inc.
EUR	230,000	USD	262,590	7/14/2016	6,273	Citigroup, Inc.
Total unrealized appreciation					6,652

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
USD	262,843	EUR	230,000	7/14/2016	(6,526)	Citigroup, Inc.

Currency Abbreviations
EUR Euro USD United States Dollar

For information on the Fund's policy and additional disclosures regarding forward foreign currency exchange contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2016 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (f)
Corporate Bonds	$ —	$ 167,423,000	$ —	$ 167,423,000
Government & Agency Obligation	—	787,410	—	787,410
Loan Participations and Assignments	—	21,261,372	0	21,261,372
Convertible Bond	—	—	804,868	804,868
Preferred Security	—	—	—	—
Common Stocks	3,573	—	57,333	60,906
Preferred Stock	—	—	—	—
Warrants	—	—	4,084	4,084
Short-Term Investments	2,009,963	—	—	2,009,963
Derivatives (g)
Forward Foreign Currency Exchange Contracts	—	6,652	—	6,652
Total	$ 2,013,536	$ 189,478,434	$ 866,285	$ 192,358,255
Liabilities	Level 1	Level 2	Level 3	Total

Derivatives (g)
Forward Foreign Currency Exchange Contracts	$ —	$ (6,526)	$ —	$ (6,526)
Total	$ —	$ (6,526)	$ —	$ (6,526)

There have been no transfers between fair value measurement levels during the period ended May 31, 2016.

Transfers between price levels are recognized at the beginning of the reporting period.

(f) See Investment Portfolio for additional detailed categorizations.

(g) Derivatives include unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of May 31, 2016 (Unaudited)
Assets
Investments: Investments in non-affiliated securities, at value (cost $190,806,840)	$ 190,341,640
Investment in Deutsche Central Cash Management Government Fund (cost $2,009,963)	2,009,963
Total investments in securities, at value (cost $192,816,803)	192,351,603
Cash	18,663
Foreign currency, at value (cost $6,419)	6,416
Receivable for investments sold — when-issued securities	628,019
Interest receivable	2,350,484
Unrealized appreciation on forward foreign currency exchange contracts	6,652
Other assets	2,487
Total assets	195,364,324
Liabilities
Payable for investments purchased — when-issued securities	3,646,030
Notes payable	54,500,000
Interest on notes payable	149,993
Unrealized depreciation on forward foreign currency exchange contracts	6,526
Accrued management fee	98,039
Accrued Trustees' fees	3,910
Other accrued expenses and payables	135,296
Total liabilities	58,539,794
Net assets, at value	$ 136,824,530
Net Assets Consist of
Distributions in excess of net investment income	(117,640)
Net unrealized appreciation (depreciation) on: Investments	(465,200)
Foreign currency	96
Accumulated net realized gain (loss)	(46,445,372)
Paid-in capital	183,852,646
Net assets, at value	$ 136,824,530
Net Asset Value
Net Asset Value per share ($136,824,530 ÷ 15,106,855 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.06

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the six months ended May 31, 2016 (Unaudited)
Investment Income
Income: Interest	$ 5,356,751
Dividends	2,130
Income distributions — Deutsche Central Cash Management Government Fund	4,995
Total income	5,363,876
Expenses: Management fee	564,797
Services to shareholders	14,884
Custodian fee	16,470
Professional fees	139,487
Reports to shareholders	34,544
Interest expense	419,989
Trustees' fees and expenses	5,978
Stock exchange listing fees	11,285
Other	25,668
Total expenses	1,233,102
Net investment income	4,130,774
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(5,189,682)
Swap contracts	20,231
Foreign currency	7,891
(5,161,560)
Change in net unrealized appreciation (depreciation) on: Investments	5,631,831
Swap contracts	(17,512)
Foreign currency	(18,020)
5,596,299
Net gain (loss)	434,739
Net increase (decrease) in net assets resulting from operations	$ 4,565,513

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows

for the six months ended May 31, 2016 (Unaudited)
Increase (Decrease) in Cash: Cash Flows from Operating Activities
Net increase (decrease) in net assets resulting from operations	$ 4,565,513
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided (used) by operating activities: Purchases of long-term investments	(44,333,397)
Net purchases, sales and maturities of short-term investments	(600,449)
Net amortization of premium/(accretion of discount)	78,680
Proceeds from sales and maturities of long-term investments	42,891,483
(Increase) decrease in other assets	3,607
(Increase) decrease in interest receivable	236,559
(Increase) decrease in receivable for investments sold	1,028,961
(Increase) decrease in receivable for investments sold when-issued securities	(628,019)
(Increase) decrease in upfront payments paid/received on credit default swap contracts	28,884
Increase (decrease) in interest on notes payable	75,692
Increase (decrease) in payable for investments purchased	(739,581)
Increase (decrease) in payable for investments purchased — when-issued securities	2,458,061
Increase (decrease) in other accrued expenses and payables	46,784
Change in unrealized (appreciation) depreciation on investments	(5,631,831)
Change in unrealized (appreciation) depreciation on swaps	17,512
Change in unrealized (appreciation) depreciation on forward foreign currency exchange contracts	18,041
Net realized (gain) loss from investments	5,189,682
Cash provided (used) by operating activities	4,706,182
Cash Flows from Financing Activities
Net increase (decrease) in notes payable	500,000
Payment for shares repurchased	(986,920)
Distributions paid(net of reinvestment of distributions)	(4,476,801)
Cash provided (used) by financing activities	(4,963,721)
Increase (decrease) in cash	(257,539)
Cash at beginning of period (including foreign currency)	282,618
Cash at end of period (including foreign currency)	$ 25,079
Supplemental Disclosure
Interest paid on notes	$ 495,681

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

	Six Months Ended May 31, 2016 (Unaudited)	Year Ended November 30, 2015
Increase (Decrease) in Net Assets
Operations: Net investment income	$ 4,130,774	$ 9,605,698
Net realized gain (loss)	(5,161,560)	(3,943,436)
Change in net unrealized appreciation (depreciation)	5,596,299	(9,106,353)
Net increase (decrease) in net assets resulting from operations	4,565,513	(3,444,091)
Distributions to shareholders from: Net investment income	(4,476,801)	(10,276,342)
Fund share transactions: Cost of shares repurchased	(916,965)	(4,788,462)
Net increase (decrease) in net assets from Fund share transactions	(916,965)	(4,788,462)
Increase (decrease) in net assets	(828,253)	(18,508,895)
Net assets at beginning of period	137,652,783	156,161,678
Net assets at end of period (including distributions in excess of net investment income and accumulated net investment income of $117,640 and $228,387, respectively)	$ 136,824,530	$ 137,652,783
Other Information
Shares outstanding at beginning of period	15,224,364	15,793,008
Shares repurchased	(117,509)	(568,644)
Shares outstanding at end of period	15,106,855	15,224,364

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Six Months Ended 5/31/16 (Unaudited)		Years Ended November 30,
		2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 9.04	$ 9.89	$ 10.11	$ 9.97	$ 9.11	$ 9.70
Income (loss) from investment operations: Net investment income[a]	.26	.62	.67	.69	.80	.90
Net realized and unrealized gain (loss)	.05	(.85)	(.20)	.20	.95	(.36)
Total from investment operations	.31	(.23)	.47	.89	1.75	.54
Less distributions from: Net investment income	(.30)	(.66)	(.72)	(.75)	(.89)	(1.13)
NAV accretion resulting from repurchases of shares at a discount to NAV[a]	.01	.04	.03	.00***	—	—
Net asset value, end of period	$ 9.06	$ 9.04	$ 9.89	$ 10.11	$ 9.97	$ 9.11
Market price, end of period	$ 8.81	$ 8.06	$ 8.91	$ 9.11	$ 10.10	$ 9.96
Total Return
Based on net asset value (%)[b]	3.81**	(1.30)	5.69	9.53	19.83	5.70
Based on market price (%)[b]	13.22**	(2.32)	5.67	(2.58)	11.04	11.76
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	137	138	156	164	163	148
Ratio of expenses (including interest expense) (%)	1.86*	1.62	1.57	1.66	1.75	1.61
Ratio of expenses (excluding interest expense) (%)	1.23*	1.10	1.08	1.07	1.09	1.11
Ratio of net investment income (%)	6.22*	6.46	6.59	6.88	8.21	9.35
Portfolio turnover rate (%)	23**	39	48	56	49	60
Total debt outstanding at end of period ($ thousands)	54,500	54,000	70,000	70,000	64,000	64,000
Asset coverage per $1,000 of debt[c]	3,511	3,549	3,231	3,350	3,539	3,311

[a] Based on average shares outstanding during the period.

[b] Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market price reflects changes in market price. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares traded during the period.

[c] Asset coverage equals the total net assets plus borrowings of the Fund divided by the borrowings outstanding at period end.

* Annualized ** Not annualized *** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

Deutsche High Income Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, diversified management investment company organized as a Massachusetts business trust.

On February 26, 2016, the Board of Trustees approved the termination of the Fund, pursuant to which the Fund will make a liquidating distribution to shareholders no later than November 30, 2016.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Debt securities and loan participations and assignments are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers and loan participations and assignments are valued at the mean of the most recent bid and ask quotations or evaluated prices, as applicable, obtained from broker-dealers. Certain securities may be valued on the basis of a price provided by a single source or broker-dealer. No active trading market may exist for some senior loans and they may be subject to restrictions on resale. The inability to dispose of senior loans in a timely fashion could result in losses. These securities are generally categorized as Level 2.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. The Fund is approved to participate in securities lending, but had no securities on loan during the six months ended May 31, 2016. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market price. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.09% annualized effective rate as of May 31, 2016) on the cash collateral invested in Daily Assets Fund. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Loan Participations and Assignments. Loan Participations and Assignments are portions of loans originated by banks and sold in pieces to investors. These floating-rate loans ("Loans") in which the Fund invests are arranged between the borrower and one or more financial institutions ("Lenders"). These Loans may take the form of Senior Loans, which are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buy outs and refinancing. The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship with only the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. Loans held by the Fund are generally in the form of Assignments, but the Fund may also invest in Participations. If affiliates of the Advisor participate in the primary and secondary market for senior loans, legal limitations may restrict the Fund's ability to participate in restructuring or acquiring some senior loans. All Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction, it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund may be required to post securities and/or cash collateral in accordance with terms of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At November 30, 2015, the Fund had a net tax basis capital loss carryforward of approximately $40,572,000, including $35,557,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until November 30, 2016 ($18,292,000) and November 30, 2017 ($17,265,000), the respective expiration dates, whichever occurs first; and approximately $5,015,000 of post-enactment losses, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($1,580,000) and long-term losses ($3,435,000).

The Fund has reviewed the tax positions for the open tax years as of November 30, 2015 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to forward currency contracts, swap contracts, certain securities sold at a loss and premium amortization on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the cash positions held at the Fund's custodian bank at May 31, 2016.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis net of foreign withholding taxes. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

Credit default swaps are agreements between a buyer and a seller of protection against predefined credit events for the reference entity. The Fund may enter into credit default swaps to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit event on debt securities. As a seller of a credit default swap, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the swap provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swaps, in which case the Fund functions as the counterparty referenced above. This involves the risk that the swap may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap, it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swaps sold by the Fund. For the six months ended May 31, 2016, the Fund entered into credit default swap agreements to gain exposure to the underlying issuer's credit quality characteristics.

Under the terms of a credit default swap, the Fund receives or makes periodic payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the swap are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

There was no open credit default swap contract as of May 31, 2016. For the six months ended May 31, 2016, the investment in credit default swap contracts sold had a total notional value generally indicative of a range from $0 to $330,000.

Forward Foreign Currency Exchange Contracts. The Fund is subject to foreign exchange rate risk in its securities denominated in foreign currencies. Changes in exchange rates between foreign currencies and the U.S. dollar may affect the U.S. dollar value of foreign securities or the income or gains received on these securities. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the six months ended May 31, 2016, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of May 31, 2016 is included in a table following the the Fund's Investment Portfolio. For the six months ended May 31, 2016, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $223,000 to $523,000, and the investment in forward currency contracts long vs. US dollars had a total contract value generally indicative of a range from $0 to approximately $263,000.

The following tables summarize the value of the Fund's derivative instruments held as of May 31, 2016 and the related location in the accompanying Statement of Assets and Liabilities presented by primary underlying risk exposure:

Asset Derivative	Forward Contracts
Foreign Exchange Contracts (a)	$ 6,652
The above derivative is located in the following Statement of Assets and Liabilities account: (a) Unrealized appreciation on forward foreign currency exchange contracts

Liability Derivative	Forward Contracts
Foreign Exchange Contracts (a)	$ (6,526)
The above derivative is located in the following Statement of Assets and Liabilities account: (a) Unrealized depreciation on forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended May 31, 2016 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Forward Contracts	Swap Contracts	Total
Credit Contracts (a)	$ —	$ 20,231	$ 20,231
Foreign Exchange Contracts (b)	10,241	—	10,241
	$ 10,241	$ 20,231	$ 30,472

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from bilateral swap contracts

(b) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Swap Contracts	Total
Credit Contracts (a)	$ —	$ (17,512)	$ (17,512)
Foreign Exchange Contracts (b)	(18,041)	—	(18,041)
	$ (18,041)	$ (17,512)	$ (35,553)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on bilateral swap contracts

(b) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

As of May 31, 2016, the Fund has transactions subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, is included in the following tables:

Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
Citigroup, Inc.	$ 6,273	$ (6,273)	$ —	$ —
Merrill Lynch & Co., Inc.	379	—	—	379
	$ 6,652	$ (6,273)	$ —	$ 379
Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
Citigroup, Inc.	$ 6,526	$ (6,273)	$ —	$ 253

C. Purchases and Sales of Securities

During the six months ended May 31, 2016, purchases and sales of investment securities (excluding short-term instruments) aggregated $44,333,397 and $42,891,483, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Investment Management Agreement. The Fund pays a monthly management fee based on the Fund's average weekly net assets, computed and accrued daily and payable monthly at the following annual rates:

First $250 million of the Fund's average weekly net assets	.85%
Over $250 million of such assets	.75%

Accordingly, for the six months ended May 31, 2016, the fee pursuant to the Investment Management Agreement was equivalent to an annualized rate of 0.85% of the Fund's average weekly net assets.

Service Provider Fees. Deutsche AM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended May 31, 2016, the amount charged to the Fund by DSC aggregated $7,991, of which $3,912 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended May 31, 2016, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $5,917, all of which is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Deutsche Central Cash Management Government Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Deutsche Central Cash Management Government Fund. Deutsche Central Cash Management Government Fund does not pay the Advisor an investment management fee. Deutsche Central Cash Management Government Fund seeks maximum current income to the extent consistent with stability of principal.

E. Investing in High-Yield Debt Securities

High-yield debt securities or junk bonds are generally regarded as speculative with respect to the issuer’s continuing ability to meet principal and interest payments. The Fund’s performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation. High-yield debt securities’ total return and yield may generally be expected to fluctuate more than the total return and yield of investment-grade debt securities. A real or perceived economic downturn or an increase in market interest rates could cause a decline in the value of high-yield debt securities, and/or result in increased portfolio turnover, which could result in a decline in net asset value of the fund, reduce liquidity for certain investments and/or increase costs. High-yield debt securities are often thinly traded and can be more difficult to sell and value accurately than investment-grade debt securities as there may be no established secondary market. Investments in high yield debt securities could increase liquidity risk for the fund. In addition, the market for high-yield debt securities can experience sudden and sharp volatility which is generally associated more with investments in stocks.

F. Borrowings

During the period covered by the report, the Fund was party to a secured revolving line of credit with a commercial bank (the "Lender") in an amount up to $80,000,000 (the "Credit Facility"). The Credit Facility automatically renews for a six-month period on each day unless it is terminated by either party or not extended by the Lender in accordance with its terms.

Loans under the Credit Facility, at the option of the Fund and subject to certain conditions, typically bear interest with reference to LIBOR (a "LIBOR Loan") or, less frequently, with reference to a base rate (a "Base Rate Loan"). Each LIBOR Loan shall bear interest at a rate per annum equal to the applicable LIBOR rate (as defined in the Credit Facility) plus 0.85%. As a general matter, each Base Rate Loan shall bear interest at a rate per annum equal to the greatest of certain specified rates as set forth in the Credit Facility. At May 31, 2016, under the Credit Facility, the outstanding loans balance was $54,500,000. The borrowings were valued at cost, which approximates fair value.

Under the Credit Facility, the weighted average outstanding daily balance of all loans during the six months ended May 31, 2016 was approximately $52,656,000, with a weighted average annualized borrowing cost of 1.60%. In addition, a commitment fee was charged to the Fund on the unused portion of the credit lines and is included with "interest expense" in the Statement of Operations.

Leverage involves risks and special considerations for the Fund's stockholders, including the likelihood of greater volatility of net asset value and market price of, and dividends on, the Fund's shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates on such borrowings will reduce the return to stockholders; and the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the Fund's shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Fund's shares.

Changes in the value of the Fund's portfolio will be borne by the stockholders. If there is a net decrease (or increase) in the value of the Fund's investment portfolio, leverage will decrease (or increase) the net asset value per share to a greater extent than if leverage were not used. It is also possible that the Fund will be required to sell assets at a time when it would otherwise not do so, possibly at a loss, in order to meet payment obligations on borrowings to comply with asset coverage or other restrictions imposed by the Lender. The Fund is subject to certain restrictions on its investments, including asset coverage and portfolio composition requirements, under the terms of the Credit Facility. Such restrictions and covenants contained in the Credit Facility impose asset coverage and portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act.

There is no assurance that the Fund's leveraging strategy will be successful.

G. Share Repurchases

The Board has authorized the Fund to effect periodic repurchases of its outstanding shares in the open market from time to time when the Fund's shares trade at a discount to their net asset value. During the six months ended May 31, 2016 and the year ended November 30, 2015, the Fund purchased 117,509 and 568,644 shares of beneficial interest on the open market at a total cost of $916,965 and $4,788,462 ($7.85 and $8.42 average per share), respectively. The average discount on these purchases, comparing the purchase price to the net asset value at the time of purchase, was 10.42% and 11.54%, respectively.

On September 11, 2015, the Fund announced that the Fund’s Board of Trustees extended the Fund’s existing open market share repurchase program for an additional 12-month period. The Fund may continue to purchase outstanding shares of common stock in open-market transactions over the period from December 1, 2015 until November 30, 2016, when the Fund’s shares trade at a discount to net asset value. The Board’s authorization of the repurchase program extension follows the previous repurchase program, which commenced on August 1, 2014 and ran until May 31, 2016.

H. Termination and Liquidation

On February 26, 2016, the Board of Trustees approved the termination of the Fund, pursuant to which the Fund will make a liquidating distribution to shareholders no later than November 30, 2016.

Shareholder Meeting Results (Unaudited)

A Special Meeting of Shareholders (the "Meeting") of Deutsche High Income Trust (the "Fund") was held on June 30, 2016. At the close of business on April 26, 2016, the record date for the determination of shareholders entitled to vote at the Meeting, there were issued and outstanding 15,106,855 shares of the Fund’s beneficial interest, each share being entitled to one vote, constituting all of the Fund’s outstanding voting securities. At the Meeting, the holders of 7,298,236 shares of the Fund’s beneficial interest were represented in person or by proxy, constituting a quorum. The following matter was voted upon by the shareholders of the Fund (the resulting votes are presented below).

1. To approve converting the Fund from a closed-end investment company to an open-end investment company and authorizing certain related amendments to the Fund’s Amended and Restated Agreement and Declaration of Trust.

Number of Votes:
For	Against	Abstain
1,213,387	5,895,159	189,691

The conversion of the Fund to an open-end investment company required the affirmative vote of shareholders entitled to vote more than 50% of the 15,106,855 shares of the Fund’s beneficial interest entitled to be cast on the matter (e.g., at least 7,553,428 shares).

As indicated above, the proposal to convert the Fund from a closed-end investment company to an open-end investment company was not approved. Therefore, the Fund will continue to exist as a closed-end registered investment company in accordance with its stated investment objective and policies. As previously announced, the Board has approved the Fund’s termination pursuant to which the Fund will make a liquidating distribution to shareholders no later than November 30, 2016.

Dividend Reinvestment and Cash Purchase Plan

The Board of Trustees of the Fund has established a Dividend Reinvestment and Cash Purchase Plan (the "Plan") for shareholders that elect to have all dividends and distributions automatically reinvested in shares of the Fund (each a "Participant"). DST Systems, Inc. (the "Plan Agent") has been appointed by the Fund’s Board of Trustees to act as agent for each Participant.

A summary of the Plan is set forth below. Shareholders may obtain a copy of the entire Dividend Reinvestment and Cash Purchase Plan by visiting the Fund’s Web site at deutschefunds.com or by calling (800) 294-4366.

If you wish to participate in the Plan and your shares are held in your own name, contact Deutsche AM Service Company (the "Transfer Agent") at P.O. Box 219066, Kansas City, Missouri 64121-9066 or (800) 294-4366 for the appropriate form. Current shareholders may join the Plan by either enrolling their shares with the Transfer Agent or making an initial cash deposit of at least $250 with the Transfer Agent. First-time investors in the Fund may join the Plan by making an initial cash deposit of at least $250 with the Transfer Agent. Initial cash deposits will be invested within approximately 30 days. If your shares are held in the name of a broker or other nominee, you should contact the broker or nominee in whose name your shares are held to determine whether and how you may participate in the Plan.

The Transfer Agent will establish a Dividend Investment Account (the "Account") for each Participant in the Plan. The Transfer Agent will credit to the Account of each Participant any cash dividends and capital gains distributions in any month (collectively, "Distributions") paid on shares of the Fund (the "Shares") and any voluntary cash contributions made pursuant to the Plan. Shares in a Participant’s Account are transferable upon proper written instructions to the Transfer Agent.

If, on the valuation date for a Distribution, Shares are trading at a discount from net asset value per Share, the Plan Agent shall apply the amount of such Distribution payable to a Participant (less a Participant’s pro rata share of brokerage commissions incurred with respect to open-market purchases in connection with the reinvestment of such Distribution) to the purchase on the open market of Shares for a Participant’s Account. If, on the valuation date for a Distribution, Shares are trading at a premium over net asset value per Share, the Fund will issue on the payment date, Shares valued at net asset value per Share on the valuation date to the Transfer Agent in the aggregate amount of the funds credited to a Participant’s Account. The Fund will increase the price at which Shares may be issued under the Plan to 95% of the fair market value of the Shares on the valuation date if the net asset value per Share of the Shares on the valuation date is less than 95% of the fair market value of the Shares on the valuation date. The valuation date will be the payment date for Distributions. Open-market purchases will be made on or shortly after the valuation date for Distributions, and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law.

A Participant may from time to time make voluntary cash contributions to his or her Account in a minimum amount of $100 in any month (with a $36,000 annual limit) for the purchase on the open market of Shares for the Participant’s Account. Such voluntary contributions will be invested by the Plan Agent on or shortly after the 15th of each month and in no event more than 30 days after such dates, except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law. Voluntary cash contributions received from a Participant on or prior to the fifth day preceding the 15th of each month will be applied by the Plan Agent to the purchase of additional Shares as of that investment date. No interest will be paid on voluntary cash contributions held until investment. Consequently, Participants are strongly urged to ensure that their payments are received by the Transfer Agent on or prior to the fifth day preceding the 15th of any month. Voluntary cash contributions should be made in U.S. dollars and be sent by first-class mail, postage prepaid only to the following address (deliveries to any other address do not constitute valid delivery):

Deutsche High Income Trust
Dividend Reinvestment and Cash Purchase Plan
c/o Deutsche AM Service Company
P.O. Box 219066
Kansas City, MO 64121-9066
(800) 294-4366

Participants may withdraw their entire voluntary cash contribution by written notice received by the Transfer Agent not less than 48 hours before such payment is to be invested.

The cost of Shares acquired for each Participant’s Account in connection with the Plan shall be determined by the average cost per Share, including brokerage commissions, of the Shares acquired. There will be no brokerage charges with respect to Shares issued directly by the Fund as a result of Distributions. However, each Participant will pay a pro rata share of brokerage commissions incurred with respect to open market purchases.

The reinvestment of Distributions does not relieve the Participant of any tax that many be payable on the Distributions. The Transfer Agent will report to each Participant the taxable amount of Distributions credited to his or her Account. Participants will be treated for federal income tax purposes as receiving the amount of the Distributions made by the Fund, which amount generally will be either equal to the amount of the cash distribution the Participant would have received if the Participant had elected to receive cash or, for Shares issued by the Fund, the fair market value of the Shares issued to the Participant.

The Fund may amend the Plan at any time or times but, only by mailing to each Participant appropriate written notice at least 90 days prior to the effective date thereof except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority in which case such amendment shall be effective as soon as practicable. The Plan also may be terminated by the Fund.

Shareholders may withdraw from the Plan at any time by giving the Transfer Agent a written notice. A notice of withdrawal will be effective immediately following receipt of the notice by the Transfer Agent provided the notice is received by the Transfer Agent at least ten calendar days prior to the record date for the Distribution; otherwise such withdrawal will be effective after the investment of the current Distribution. When a Participant withdraws from the Plan, or when the Plan is terminated by the Fund, the Participant will receive a certificate for full Shares in the Account, plus a check for any fractional Shares based on market price; or, if a Participant so desires, the Transfer Agent will notify the Plan Agent to sell his or her Shares in the Plan and send the proceeds to the Participant, less brokerage commissions.

All correspondence and inquiries concerning the Plan, and requests for additional information about the Plan, should be directed to Deutsche AM Service Company at P.O. Box 219066, Kansas City, Missouri 64121-9066 or (800) 294-4366.

Additional Information

Automated Information Lines	Deutsche AM Closed-End Fund Info Line (800) 349-4281
Web Site	deutschefunds.com Obtain fact sheets, financial reports, press releases and webcasts when available.
Written Correspondence	Deutsche Asset Management Attn: Secretary of the Deutsche Funds One Beacon Street Boston, MA 02108
Legal Counsel	Vedder Price P.C. 222 North LaSalle Street Chicago, IL 60601
Dividend Reinvestment Plan Agent	DST Systems, Inc. 333 W. 11th Street, 5th Floor Kansas City, MO 64105
Shareholder Service Agent and Transfer Agent	Deutsche AM Service Company P.O. Box 219066 Kansas City, MO 64121-9066 (800) 294-4366
Custodian	State Street Bank and Trust Company State Street Financial Center One Lincoln Street Boston, MA 02111
Independent Registered Public Accounting Firm	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings as of the month-end are posted on deutschefunds.com on or after the last day of the following month. More frequent posting of portfolio holdings information may be made from time to time on deutschefunds.com.
Investment Management

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset Management is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

NYSE Symbol	KHI
CUSIP Number	25155R 100

Privacy Statement

FACTS	What Does Deutsche Asset Management Do With Your Personal Information?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share can include:

— Social Security number

— Account balances

— Purchase and transaction history

— Bank account information

— Contact information such as mailing address, e-mail address and telephone number

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information, the reasons Deutsche Asset Management chooses to share and whether you can limit this sharing.
Reasons we can share your personal information	Does Deutsche Asset Management share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders or legal investigations	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We do not share
For our affiliates' everyday business purposes — information about your transactions and experiences	No	We do not share
For our affiliates' everyday business purposes — information about your creditworthiness	No	We do not share
For non-affiliates to market to you	No	We do not share
Questions?	Call (800) 728-3337 or e-mail us at service@db.com

Who we are
Who is providing this notice?	Deutsche AM Distributors, Inc.; Deutsche Investment Management Americas Inc.; Deutsche AM Trust Company; the Deutsche Funds
What we do
How does Deutsche Asset Management protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does Deutsche Asset Management collect my personal information?

We collect your personal information, for example. When you:

— open an account

— give us your contact information

— provide bank account information for ACH or wire transactions

— tell us where to send money

— seek advice about your investments

Why can't I limit all sharing?

Federal law gives you the right to limit only

— sharing for affiliates' everyday business purposes — information about your creditworthiness

— affiliates from using your information to market to you

— sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial or non-financial companies. Our affiliates include financial companies with the DWS or Deutsche Bank ("DB") name, such as DB AG Frankfurt and DB Alex Brown.
Non-affiliates

Companies not related by common ownership or control. They can be financial and non-financial companies.

Non-affiliates we share with include account service providers, service quality monitoring services, mailing service providers and verification services to help in the fight against money laundering and fraud.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. Deutsche Asset Management does not jointly market.
Rev. 08/2015

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Portfolio Manager Disclosure:

The following individuals handle the day-to-day management of the Fund.

Gary Russell, CFA, Managing Director of Deutsche Asset Management and Portfolio Manager of the Fund.

•	Joined Deutsche Asset Management in 1996 and the Fund in 2010. Served as the head of the High Yield group in Europe and as an Emerging Markets portfolio manager.
•	Prior to that, four years at Citicorp as a research analyst and structure of collateralized mortgage obligations. Prior to Citicorp, served as an officer in the US Army from 1988 to 1991.
•	Head of US High Yield Bonds: New York.
•	BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

Thomas R. Bouchard, Director of Deutsche Asset Management and Portfolio Manager of the Fund.

•	Joined Deutsche Asset Management in 2006 with six years of industry experience, and the Fund in 2016.
•	Prior to joining, served as a High Yield Investment Analyst at Flagship Capital Management. He also served as an officer in the US Army from 1989 to 1997.
•	Portfolio Manager for High Yield Strategies: New York.
•	BS, University of Wisconsin – Madison; MBA in Finance, Boston College; MA in Strategic Studies from US Army War College.

Compensation of Portfolio Managers

Portfolio managers are paid on a Total Compensation basis, which includes: (i) fixed pay (base salary), which is linked to job function, responsibilities and internal and external peer comparison, and (ii) variable compensation, which is discretionary and linked to investment performance, individual contribution, and the overall financial results of both Deutsche Asset Management and Deutsche Bank AG. Variable compensation can be delivered via a short-term and/or long-term vehicle, namely cash, equity upfront awards, restricted equity awards, and/or restricted incentive awards. Additionally, to better align the interests of investors and portfolio managers, a portion of the long term variable compensation that portfolio managers receive will be designated for investments in shares of the funds they manage, where possible. Variable compensation comprises a greater proportion of total compensation as the portfolio manager’s seniority and total compensation level increase. The proportion of variable compensation delivered via a long-term incentive award, which is subject to clawback, increases significantly as the amount of variable compensation increases. All variable compensation delivered via a long-term incentive award is subject to clawback.

To evaluate its investment professionals, Deutsche Asset Management reviews investment performance for all accounts managed in relation to both account peer group and benchmark related data (i.e., appropriate Morningstar peer group universes and/or benchmark index(es) with respect to each account). The ultimate goal of this process is to evaluate the degree to which investment professionals deliver investment performance that meets or exceeds their clients’ risk and return objectives. When determining Total Compensation, Deutsche Asset Management considers a number of quantitative and qualitative factors:

•	Quantitative measures (e.g. one-, three- and five-year pre-tax returns versus the benchmark and appropriate peer group, taking risk targets into account) are utilized to measure performance.
•	Qualitative measures (e.g. adherence to, as well as contributions to, the enhancement of the investment process) are included in the performance review.
•	Other factors (e.g. non-investment related performance, teamwork, adherence to compliance rules, risk management and "living the values" of Deutsche Asset Management) are included as part of a discretionary component of the review process, giving management the ability to consider additional markers of performance on a subjective basis.

Fund Ownership of Portfolio Managers

The following table shows the dollar range of Fund shares owned beneficially and of record by each member of the Fund’s portfolio management team as well as in all US registered Deutsche Funds advised by Deutsche Investment Management Americas Inc.

(DIMA) as a group, including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of the Fund’s most recent semiannual period ended May 31, 2016

Name of Portfolio Manager	Dollar Range of Fund Shares Owned	Dollar Range of All Deutsche Fund Shares Owned
Gary Russell	-	$100,001-$500,000
Thomas R. Bouchard	-	-

Conflicts of Interest

In addition to managing the assets of the Fund, the Fund’s portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. Total assets attributed to each portfolio manager in the tables below include total assets of each account managed by them, although the manager may only manage a portion of such account’s assets. For Funds subadvised by subadvisors unaffiliated with DIMA, total assets of Funds managed may only include assets allocated to the portfolio manager and not the total assets of each Fund managed. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Fund’s most recent semiannual period ended May 31, 2016.

Other SEC Registered Investment Companies Managed:

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance Based Fee	Total Assets of Performance- Based Fee Accounts
Gary Russell	16	$5,206,366,690	-	-
Thomas R. Bouchard	7	$2,024,146,630	-	-

Other Pooled Investment Vehicles Managed:

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance-Based Fee	Total Assets of Performance- Based Fee Accounts
Gary Russell	-	-	-	-
Thomas R. Bouchard	-	-	-	-

Other Accounts Managed:

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Gary Russell	4	$705,855,722	-	-
Thomas R. Bouchard	-	-	-	-

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Funds. The Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in the Funds and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

•	Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor, including other client accounts managed by the Fund’s portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Fund may differ from the results achieved for other clients of the Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Fund and the other clients.
•	To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.
•	In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.
•	The Advisor and its affiliates and the investment team of each Fund may manage other mutual funds and separate accounts on a long only or a long-short basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these and other potential conflicts of interest. Included in these procedures are specific guidelines developed to provide fair and equitable treatment for all clients whose accounts are managed by each Fund’s portfolio management team. The Advisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the “Firm”) are engaged in businesses and have interests in addition to managing asset management accounts, such wide ranging activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients’ advisory accounts. The Advisor may take investment positions in securities in which other clients or related persons within the Firm have different investment positions. There may be instances in which the Advisor is purchasing or selling for its client accounts, or pursuing an outcome in the context of a workout or restructuring with respect to, securities in which the Firm is undertaking the same or differing strategy in other businesses or other client accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor’s advisory clients, including the Fund. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to a Fund’s Board.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

	(a)	(b)	(c)	(d)
Period	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs

December 1 through December 31	87,509	$ 7.91	n/a	n/a
January 1 through January 31	30,000	$ 7.49	n/a	n/a
February 1 through February 28	-	n/a	n/a	n/a
March 1 through March 31	-	n/a	n/a	n/a
April 1 through April 30	-	n/a	n/a	n/a
May 1 through May 31	-	n/a	n/a	n/a

Total	117,509	$ 7.85	n/a

The Fund may from time to time repurchase shares in the open market.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Not applicable

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche High Income Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	7/29/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	7/29/2016

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	7/29/2016